Supplement to the currently effective PROSPECTUSES, SUMMARY PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR EACH OF THE LISTED FUNDS

Deutsche European Equity Fund

Deutsche Real Estate Securities Income Fund

Effective March 17, 2016, the subadvisor to each of the above-listed funds was renamed from Deutsche Asset & Wealth Management International GmbH to Deutsche Asset Management International GmbH.

Please Retain This Supplement for Future Reference

March 24, 2016

PRO_SAISTKR-253